UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                   ______________________



                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of report (Date of earliest event reported):    May 26, 2004
                                                -----------------

                 PARK ELECTROCHEMICAL CORP.
------------------------------------------------------------
Exact Name of Registrant as Specified in Charter)


        New York               1-4415         11-1734643
------------------------------------------------------------
(State or Other            (Commission      (IRS Employer
Jurisdiction               File Number)    Identification
of Incorporation)                              No.)

5 Dakota Drive, Lake Success,  New York           11042
------------------------------------------------------------
(Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code (516) 354-4100
                                                   --------------
















Item 4.   Changes in Registrant's Certifying Accountant.

           On May 26, 2004, Park Electrochemical Corp. (the "Company") was notified by Ernst & Young LLP ("E&Y"), the Company's independent auditor for the fiscal year ended February 29, 2004 and for ten years prior thereto, that E&Y would decline reappointment as the Company's independent auditor for the current fiscal year, although E&Y and the Company have agreed that E&Y will review the Company's financial statements for its 2005 fiscal year first quarter ended May 30, 2004. Prior to receiving such notice from E&Y, the Company, with the approval of the Audit Committee of the Board of Directors, had begun the process of interviewing other major independent accounting firms to be the Company's independent auditor for the current fiscal year. That process is ongoing and a new independent auditor has not yet been selected.

           The reports of E&Y on the Company's financial statements for the last two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            As   E&Y's   decision  did   not   involve   any
disagreements with the Company, the Audit Committee of the Board of Directors of the Company did not participate in the termination of the client-auditor relationship with E&Y, although, as stated above, the Audit Committee had previously authorized the Company to begin the process of interviewing other accounting firms to be the Company's independent auditor for the current fiscal year.

           During the last two fiscal years and through May 26, 2004, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference thereto in E&Y's report on the financial statements for such years or interim period.

           During the last two fiscal years and through  May
26, 2004, there have been no "reportable events," as such term is defined in Item 304(a)(1)(v)of Regulation S-K of the Securities and Exchange Commission.

           The Company has requested that E&Y furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit
16.1 to this Form 8-K Current Report.

Item 7.   Financial    Statements,   Pro   Forma   Financial
          Information and Exhibits.

     (c)  Exhibits:

     16.1 Letter of Ernst & Young LLP to the Securities  and
          Exchange Commission, dated June 3, 2004.



                          SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PARK ELECTROCHEMICAL CORP.



Date:  June 3, 2004      By:/s/Murray O. Stamer
                         Name:  Murray O. Stamer
                         Title: Senior Vice President and
                                Chief Financial Officer



                        EXHIBIT INDEX



Number
Exhibit   Description                              Page

  16.1    Letter of Ernst & Young LLP to the
          Securities and Exchange Commission,
          dated June 3,                              5
          2004..............................